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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)  February 5, 2001
                                                      --------------------------


                          ARCHSTONE COMMUNITIES TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)

                  1-10272                                                   74-6056896
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         (Commission File Number)                               (I.R.S. Employer Identification No.)


   7670 South Chester Street, Englewood, CO                                    80112
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(Address of Principal Executive Offices)                                    (Zip Code)


                                (303) 708-5959
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On February 15, 2001, Archstone Communities Trust, a Maryland real estate investment trust ("Archstone"), entered into a Purchase and Sale Agreement with Security Capital Group Incorporated ("Security Capital") to acquire from Security Capital $50,000,000 of Archstone's Common Shares of Beneficial Interest, $1.00 par value per share ("Common Shares"), at the same price that the underwriters acquire Common Shares from Security Capital pursuant to the Underwriting Agreement referred to below. The closing of the transaction is conditioned upon, among other things, the closing of the transactions contemplated by the Underwriting Agreement and the execution of an amendment to the Third Amended and Restated Investor Agreement, as amended, between Archstone and Security Capital. Copies of the Purchase and Sale Agreement and the form of amendment to the Third Amended and Restated Investor Agreement are included as exhibits hereto and are incorporated herein by reference.

          On February 5, 2001, Archstone filed a preliminary prospectus supplement relating to the proposed sale by Security Capital of Common Shares pursuant to an underwritten secondary offering. A copy of the form of the underwriting agreement (the "Underwriting Agreement") relating to sale by Security Capital of the Common Shares is included as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit No.  Document Description
          -----------  --------------------

          99.1 Purchase and Sale Agreement dated February 15, 2001 between Archstone Communities Trust and Security Capital Group Incorporated.

          99.2 Form of Amendment No. 3 dated as of February __, 2001 to Third Amended and Restated Investor Agreement dated as of September 9, 1997, as amended, between Archstone Communities Trust and Security Capital Group Incorporated.

          99.3 Form of Underwriting Agreement dated February __, 2001 among Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representatives of the underwriters named therein, Security Capital Group Incorporated and Archstone Communities Trust.

          99.4 Credit Agreement dated as of December 20, 2000, by and among Archstone Communities Trust, the financial institutions which are or may become signatories thereto (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders, Wells Fargo Bank, N.A., a national banking association, as syndication agent for the Lenders, and Bank of America, N.A., a national banking association, as documentation agent for the Lenders.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ARCHSTONE COMMUNITIES TRUST



Dated: February 16, 2001              By:  /s/ Charles E.  Mueller, Jr.
                                          -----------------------------
                                           Charles E. Mueller, Jr.
                                           Chief Financial Officer